UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2009
CENTRAL IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52429	71-0988301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa	50208

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (641) 791-1010
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Second Amended and Restated Asset Purchase Agreement
On November 20, 2009, Central Iowa Energy, LLC (the “Company”) entered into a Second Amended and Restated Asset Purchase Agreement with an effective date of May 8, 2009 between the Company, Renewable Energy Group, Inc. (“REG”), REG Newco, Inc. (“REG Newco”) and REG Newton, LLC (the “Second Amended and Restated Asset Purchase Agreement”) which supersedes the original Asset Purchase Agreement between the same parties entered into on May 8, 2009 and the Amended and Restated Asset Purchase Agreement between the same parties executed on August 7, 2009, and pursuant to which the Company anticipates consolidating its business and operations with REG under REG Newco, a Delaware corporation, through the sale of substantially all of its assets in exchange for certain shares of REG Newco’s Common Stock and Preferred Stock (the “Newco Stock”) (collectively, the “Transaction”). The Second Amended and Restated Asset Purchase Agreement made certain modifications to the Amended and Restated Asset Purchase Agreement, including without limitation:
(i) providing that if the Company obtains the requisite unitholder approval for the dissolution and liquidation of the Company prior to the closing of the Transaction, then REG Newco shall deliver at closing certificates for the Newco Stock registered in the names of the holders of record of the outstanding membership units of the Company, pro rata in accordance with their capital accounts, and which shall be distributed to unitholders as part of the Company’s dissolution and liquidation (subject to any holdback, liquidation or distribution of the Newco Stock deemed necessary by the Company’s board of directors to satisfy claims against or liabilities of the Company);
(ii) providing that if the Company has not obtained the requisite unitholder approval for the dissolution and liquidation of the Company prior to the closing of the Transaction, then REG Newco shall deliver at closing certificates for the Newco Stock registered in the name of the Company, and which REG Newco stock shall subsequently be distributed to the Company’s unitholders following receipt of the requisite unitholder approval for the dissolution and liquidation of the Company, pro rata in accordance with their capital accounts (subject to any holdback, liquidation or distribution of the Newco Stock deemed necessary by the Company’s board of directors to satisfy claims against or liabilities of the Company);
(iii) clarifying that in order to approve the Transaction, the Company is required to obtain approval of the holders of a majority of the membership voting interests represented (in person, by proxy, or by mail ballot) and entitled to vote on the matter at a meeting where a quorum of the membership voting interests is present;
(iv) providing that REG Newco shall deliver at the closing of the Transaction certificates registered in the name of Houlihan Smith and Company, Inc. (“Houlihan”), the Company’s financial advisor, for two percent (2%) of the Newco Stock which shall be distributed to Houlihan in consideration of certain financial advisory services rendered to the Company; and
(v) extending the termination date for the Transaction and the Second Amended and Restated Asset Purchase Agreement from December 31, 2009 to February 28, 2010.
Under the Second Amended and Restated Asset Purchase Agreement, the Company will receive in consideration of the Transaction an aggregate of 4,414,345 shares of Common Stock of REG Newco and 164,197 shares of Preferred Stock of REG Newco (subject to adjustment for fractional shares as provided in the Second Amended and Restated Asset Purchase Agreement). The closing of the Transaction is subject to a variety of conditions and, accordingly, there can be no guarantee that the Transaction will close. The Company’s receipt of the requisite unitholder approval for its dissolution and liquidation is not a condition to the closing of the Transaction.
REG currently provides the Company plant management, procurement, product marketing and other services under a Management and Operational Services Agreement between the parties dated August 22, 2006, as amended. The Company also produces biodiesel for an affiliate of REG, REG Marketing and Logistics, LLC, pursuant to a Toll Processing Agreement dated January 6, 2009, as amended.
This Report on Form 8-K is being furnished pursuant to Item 1.01, Entry into a Material Definitive Agreement. The foregoing description of the Second Amended and Restated Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Second Amended and Restated Asset Purchase Agreement, which is filed as an exhibit hereto. The Second Amended and Restated Asset Purchase Agreement provides unitholders with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties. In particular, the assertions embodied in the representations and warranties contained in the Second Amended and Restated Asset Purchase Agreement are qualified by information in each of the disclosure schedules attached to the Second Amended and Restated Asset Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Second Amended and Restated Asset Purchase Agreement. Moreover, certain representations and warranties in the Second Amended and Restated Asset Purchase Agreement were used for the purpose of allocating risk between the Company and the other parties, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Second Amended and Restated Asset Purchase Agreement as characterizations of the actual state of facts about the Company or the other parties to the Second Amended and Restated Asset Purchase Agreement.

Additional Information About the Transaction filed with the SEC
REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus and each of REG Newco, Inc., REG and CIE plan to file with the SEC other documents regarding the proposed transaction. The preliminary Joint Proxy Statement/Prospectus is subject to amendment. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of REG and unitholders of the Company. INVESTORS AND SECURITY HOLDERS OF REG AND THE COMPANY ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by REG Newco or the Company through the web site maintained by the SEC at www.sec.gov.
REG Newco, REG and the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the preliminary Joint Proxy Statement/Prospectus, as amended, and most recently filed with the SEC on November 23, 2009, and information regarding the Company’s directors and executive officers is available in its proxy statement for its 2009 annual meeting of members, which was filed with the SEC on January 28, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary Joint Proxy Statement/Prospectus filed with the SEC.
Item 2.02 Results of Operations and Financial Condition
On November 20, 2009, Central Iowa Energy, LLC preliminarily disclosed its results of operations and financial condition for the twelve months ended September 30, 2009 through the release of its audited financial statements and Management’s Discussion and Analysis related to its financial results for the same period in connection with REG Newco, Inc.’s Amendment #4 to the Registration Statement on Form S-4, as filed with the SEC on November 23, 2009. The Company’s audited financial statements and Management’s Discussion and Analysis are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition, and Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Financial Statements

99.2	Second Amended and Restated Asset Purchase Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC
November 20, 2009 Date	/s/ Scot Farver Scot Farver, Director